UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/30/2014

Item 1. Reports to Stockholders.

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THE RIGHT WAY TO INVEST

OPPENHEIMER

CURRENCY OPPORTUNITIES FUND

ANNUAL REPORT 5.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan 3-Month Global Cash Index
1-Year	0.94%	-1.33%	3.28%
Since Inception (6/30/10)	-0.38	-0.96	2.99

As a reminder, the Board of Trustees of Oppenheimer Currency Opportunities Fund, upon the recommendation of the Fund’s adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund on or about August 1, 2014.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*May 30, 2014, was the last business day of the Fund’s fiscal year end. See Note 1 of the accompanying Notes to Consolidated Financial Statements. Index returns are calculated through May 31, 2014.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.94% during the one-year reporting period. In comparison, the Fund’s benchmark, the JPMorgan 3-Month Global Cash Index (the “Index”), produced a return of 3.28%. We attribute these results largely to relatively strong performance from the euro, which comprises nearly half of the benchmark, while the Fund maintained a more diversified portfolio of currencies.

As a reminder, the Board of Trustees of Oppenheimer Currency Opportunities Fund has decided to liquidate the Fund, effective on or about August 1, 2014.

MARKET OVERVIEW

Markets experienced heightened volatility prior to the reporting period, when remarks by former Federal Reserve (the “Fed”) chairman Ben Bernanke signaled that U.S. monetary policymakers would back away from their quantitative easing program sooner than expected. Speculation regarding the timing of the Fed’s plans to taper its bond purchasing program created uncertainty in international financial markets, prompting global investors to withdraw investment capital from riskier emerging markets in favor of traditional safe havens in more developed regions of the world, including the United States and Europe. The European Central Bank’s relatively tight monetary policy lent further support to the euro. As a result, the euro and U.S. dollar strengthened in the weeks after Chairman Bernanke’s remarks, and most emerging market currencies

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

weakened. The Japanese yen also weakened against the U.S. dollar and euro, primarily due to a new government’s aggressive efforts to reflate Japan’s domestic economy.

When the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets. The U.S. dollar strengthened against almost every major currency and developed market equities finished 2013 with double digit gains for the year. Economic growth picked up in the core countries of Europe, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies, including Spain and Italy. Investors responded particularly positively to a surprise reduction in short-term interest rates by the European Central Bank in November 2013. In the United Kingdom, investor sentiment improved when fears of economic stagnation failed to materialize. However, Japanese financial markets pulled back as the nation digested earlier gains stemming from President Shinzo Abe’s aggressively stimulative monetary and fiscal policies. Emerging markets continued to lag for the remainder of 2013. Growth remained slow throughout the world’s emerging economies as inflation and persistent current account deficits restrained activity in certain countries. China’s economy grew, albeit at a much slower pace than prior years, as its leaders instituted several measures in an attempt to reorient the nation’s economy from an export-led model to a consumption-led one.

The global economy started 2014 with continued slow and steady growth throughout the developed world. U.S. growth remained reasonably strong, though data softened for the first quarter, partially attributed to cold weather effects across much of the country. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The U.S. dollar has remained relatively stable. Emerging markets posted a modest recovery in early 2014. Countries such as India, Turkey, South Africa and Brazil appeared to take some of the necessary steps to deal with higher inflation by raising benchmark interest rates, while currency depreciation helped restore competitiveness. Export growth has also remained slow to the U.S. and European Union, restraining growth. China has continued its transition from an investment-led growth model to a consumption-led one, which has caused it to see several months of slower growth as well. We also began to see growing geopolitical tension (Russia and Ukraine) and political noise (Thailand, Turkey, Venezuela).

FUND REVIEW

The Fund’s performance lagged that of the Index for the reporting period, due mainly to the Fund’s underweight position in the euro. Over the course of the reporting period, the euro benefited as growth in the Eurozone continued to recover. The European Central

4      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Bank’s relatively tight monetary policy lent further support to the euro. Also detracting from the Fund’s performance on an absolute basis this reporting period were investments in the South African rand and Chilean peso, along with a short position in the British pound. The South African rand and Chilean peso experienced volatility particularly over the first half of the reporting period, when commodity prices fell. We had a short position in the British pound in anticipation of stagnation in the U.K. recovery. This position detracted as the U.K. recovery was stronger than we anticipated.

Contributing to the Fund’s performance were positions in the South Korean won, Polish zloty and Brazilian real. Despite a difficult year for emerging markets, the former two currencies performed positively, as they are exposed to recovering developed markets, while the Brazilian currency benefited from high interest rates. The Index did not have any exposure to these three currencies, which also allowed the Fund to outperform in these areas.

Alessio de Longis, CFA Portfolio Manager

5      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Top Holdings and Allocations*

TOP TEN HOLDINGS

Japan Treasury Bills, 0.057%, 1/20/15	19.0%
Canada Treasury Bills, 0.893%, 6/5/14	9.4
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	7.3
Kingdom of Belgium Bonds, 0.204%, Series 56, 3/28/15	6.4
Republic of South Korea Treasury Bonds, 2.75%, 12/10/15	5.4
United Mexican States Treasury Bills, 3.676%, 12/11/14	5.1
Oppenheimer Institutional Money Market Fund, Cl. E	4.8
Italian Republic Buoni Ordinari del Tesoro BOT, 0.649%, 1/14/15	3.5
Hungary Sr. Unsec. Bonds, 3.371%, 2/12/15	3.3
Republic of South Korea Treasury Bonds, 2.614%, 6/10/14	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*May 30, 2014, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	20.0%
South Korea	16.9
Canada	10.0
Belgium	6.8
Mexico	5.7
United States	5.1
Italy	3.7
Hungary	3.5
Germany	3.5
Spain	3.5

Portfolio holdings and allocation are subject to change. Percentages are as of May 30, 2014, and are based on total market value of investments.

6      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on the total market value of investments.

7      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	1-Year	Since Inception
Class A (OCOAX)	6/30/10	0.94%	-0.38%
Class C (OCOCX)	6/30/10	0.15%	-1.14%
Class I (OCOIX)	9/28/12	1.29%	-2.22%
Class N (OCONX)	6/30/10	0.73%	-0.62%
Class Y (OCOYX)	6/30/10	1.15%	-0.22%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14

	Inception Date	1-Year	Since Inception
Class A (OCOAX)	6/30/10	-1.33%	-0.96%
Class C (OCOCX)	6/30/10	-0.85%	-1.14%
Class I (OCOIX)	9/28/12	1.29%	-2.22%
Class N (OCONX)	6/30/10	-0.27%	-0.62%
Class Y (OCOYX)	6/30/10	1.15%	-0.22%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C and N shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. As of July 1, 2014, Class N shares will be renamed Class R shares. Beginning July 1, 2014, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to July 1, 2014). There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the JPMorgan 3-Month Global Cash Index. The J.P. Morgan 3-Month Global Cash Index (expressed in USD) is an equal-weighted aggregate of the cash indices of 13 countries. Each country’s cash index measures the total return of a notional, rolling, daily investment in a 3-month constant maturity deposit in such country’s currency. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,019.70	$6.28
Class C	1,000.00	1,015.60	9.99
Class I	1,000.00	1,021.80	4.67
Class N	1,000.00	1,018.40	7.48
Class Y	1,000.00	1,020.40	5.32

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.60	6.28
Class C	1,000.00	1,014.93	9.99
Class I	1,000.00	1,020.18	4.67
Class N	1,000.00	1,017.41	7.48
Class Y	1,000.00	1,019.54	5.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	1.99
Class I	0.93
Class N	1.49
Class Y	1.06

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS May 30, 2014*

		Principal Amount	Value
Foreign Government Obligations—49.4%

Australia—2.9%
Commonwealth of Australia Sr. Unsec. Bonds, 6.25%, Series 125, 6/15/14	AUD	1,560,000	$1,454,272

Belgium—6.4%
Kingdom of Belgium Bonds, 3.50%, Series 56, 3/28/15[1]	EUR	2,300,000	3,222,477

Brazil—3.2%
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 11.13%, 1/1/15	BRL	3,810,000	1,597,475

Germany—3.3%
Bundesobligation, 2.50%, 10/10/14	EUR	1,200,000	1,649,530

Hungary—3.3%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	358,000,000	1,672,451

Ireland—2.3%
Ireland Treasury Bonds, 4.50%, 2/18/15	EUR	815,000	1,144,136

Malaysia—2.5%
Malaysia Sr. Unsec. Bonds, 3.197%, 10/15/15	MYR	4,050,000	1,261,002

Singapore—3.2%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	2,000,000	1,593,985

South Korea—15.9%
Republic of South Korea Treasury Bonds:
2.75%, 12/10/15	KRW	2,746,000,000	2,692,975
3.25%, 6/10/15	KRW	3,711,000,000	3,658,518
3.50%, 6/10/14	KRW	1,700,000,000	1,666,590

			8,018,083

Spain—1.0%
Kingdom of Spain Bonds, 4.40%, 1/31/15	EUR	350,000	489,914

Turkey—2.1%
Republic of Turkey Sr. Unsec. Bonds, 8%, 6/4/14	TRY	2,250,000	1,072,757

United Kingdom—3.3%
United Kingdom Treasury Bills, 5% Bonds, 9/7/14	GBP	970,000	1,646,038

Total Foreign Government Obligations (Cost $24,423,522)			24,822,120

Short-Term Notes—40.2%

Canada—9.4%
Canada Treasury Bills, 0.893%, 6/5/14[2]	CAD	5,150,000	4,749,133

Italy—3.5%
Italian Republic Buoni Ordinari del Tesoro BOT, 0.649%, 1/14/15	EUR	1,295,000	1,759,916

Japan—19.0%
Japan Treasury Bills, 0.057%, 1/20/15[2]	JPY	970,000,000	9,526,658

Mexico—5.1%
United Mexican States Treasury Bills, 3.676%, 12/11/14	MXN	33,900,000	2,587,411

12      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

						Principal Amount	Value

Portugal—0.9%
Republic of Portugal Bilhetes do Tesouro, 0.432%, 8/22/14					EUR	315,000	$429,074

Spain—2.3%
Kingdom of Spain Letras del Tesoro, 0.47%, 12/12/14[2]					EUR	850,000	1,156,912

Total Short-Term Notes (Cost $19,781,504)							20,209,104

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.2%

MXN Currency Call[3]	JPM	MXN	13.000	7/29/14	MXN	96,870,000	110,044

NZD Currency Put[3]	GSG	USD	0.820	6/10/14	NZD	3,885,000	140

NZD Currency Put[3]	GSG	USD	0.820	6/10/14	NZD	3,885,000	140

Total Over-the-Counter Options Purchased (Cost $320,593)							110,324
						Shares
Investment Company—4.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[4,5] (Cost $2,413,329)						2,413,329	2,413,329

Total Investments, at Value (Cost $46,938,948)						94.6%	47,554,877

Assets in Excess of Other Liabilities						5.4	2,698,708

Net Assets						100.0%	$50,253,585

Footnotes to Consolidated Statement of Investments

*May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,222,477 or 6.41% of the Fund’s net assets as of May 30, 2014.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Non-income producing security.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares May 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	13,168,166	93,919,180	104,674,017	2,413,329

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$2,413,329	$8,784

5. Rate shown is the 7-day yield as of May 30, 2014.

13      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$9,526,658	20.0%
South Korea	8,018,083	16.9
Canada	4,749,133	10.0
Belgium	3,222,477	6.8
Mexico	2,697,455	5.7
United States	2,413,329	5.1
Italy	1,759,916	3.7
Hungary	1,672,451	3.5
Germany	1,649,530	3.5
Spain	1,646,826	3.5
United Kingdom	1,646,038	3.5
Brazil	1,597,475	3.4
Singapore	1,593,985	3.3
Australia	1,454,272	3.0
Malaysia	1,261,002	2.6
Ireland	1,144,136	2.4
Turkey	1,072,757	2.2
Portugal	429,074	0.9
New Zealand	280	0.0

Total	$47,554,877	100.0%

Forward Currency Exchange Contracts as of May 30, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2014	BRL	210	USD	93	$—	$126
BAC	01/2015	CAD	385	USD	348	5,112	—
BAC	08/2014	CZK	31,200	USD	1,549	236	—
BAC	07/2014	INR	22,600	USD	369	10,173	—
BAC	08/2014	PHP	69,000	USD	1,529	44,255	—
BAC	08/2014	PLN	11,140	USD	3,627	28,316	—
BAC	07/2014 - 08/2014	RUB	112,500	USD	3,152	26,886	5,652
BAC	08/2014	SEK	19,690	USD	3,040	—	101,364
BAC	08/2014	SGD	1,410	USD	1,126	—	1,377
BAC	06/2014	USD	94	BRL	210	96	—
BAC	08/2014	USD	3,456	CZK	68,890	35,959	—
BAC	07/2014	USD	1,502	INR	89,500	1,184	—
BAC	07/2014	USD	1,454	RUB	53,700	—	64,109
BAC	08/2014	USD	1,113	SGD	1,410	—	11,229
BAC	08/2014	ZAR	17,380	USD	1,515	108,980	—
BNP	08/2014	CNH	9,360	USD	1,543	—	51,172
BNP	08/2014	THB	51,000	USD	1,532	16,884	—
BNP	08/2014	USD	1,492	PLN	4,560	—	4,110
BOA	06/2014	BRL	210	USD	93	545	—
BOA	08/2014	CLP	1,733,500	USD	3,130	4,047	2,297
BOA	08/2014	COP	3,140,000	USD	1,511	134,356	—
BOA	08/2014	HUF	328,000	USD	1,422	49,892	—
BOA	08/2014	IDR	18,879,000	USD	1,522	72,220	—
BOA	08/2014	INR	97,000	USD	1,500	119,713	—
BOA	08/2014	MYR	1,335	USD	397	16,259	—
BOA	08/2014	PEN	4,360	USD	1,501	64,425	—
BOA	08/2014	TWD	140,400	USD	4,645	37,677	—

14      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	08/2014	USD	4,020	CLP	2,273,640	$—	$87,631
BOA	08/2014	USD	502	HUF	113,000	—	4,989
BOA	08/2014	USD	4,455	SEK	29,060	117,228	—
CITNA-B	08/2014	AUD	190	USD	168	8,083	—
CITNA-B	08/2014 - 01/2015	EUR	5,285	USD	7,197	35,169	26,167
CITNA-B	08/2014	HKD	12,000	USD	1,547	731	—
CITNA-B	08/2014	HUF	30,000	USD	132	2,555	—
CITNA-B	08/2014	ILS	5,430	USD	1,538	24,612	—
CITNA-B	08/2014	MXN	17,490	USD	1,308	44,409	—
CITNA-B	08/2014	PLN	5,100	USD	1,669	4,238	—
CITNA-B	08/2014	SEK	9,910	USD	1,481	—	1,689
CITNA-B	01/2015	USD	1,480	CAD	1,638	—	22,075
CITNA-B	08/2014 - 01/2015	USD	4,058	EUR	2,940	49,695	—
CITNA-B	08/2014	USD	1,136	HUF	261,000	—	35,192
CITNA-B	08/2014	USD	8,620	JPY	880,000	—	28,296
CITNA-B	08/2014	USD	2,831	NZD	3,345	9,343	1,421
DEU	01/2015	GBP	45	USD	74	1,064	—
DEU	08/2014	SEK	14,750	USD	2,235	—	33,275
DEU	08/2014	USD	7,626	EUR	5,590	6,581	—
DEU	01/2015	USD	5,431	GBP	3,300	—	88,114
DEU	08/2014	USD	1,333	MXN	17,490	—	19,882
GSCO-OT	01/2015	BRL	4,570	USD	2,001	—	84,715
GSCO-OT	08/2014	CHF	1,405	USD	1,569	1,245	—
GSCO-OT	08/2014	COP	1,891,000	USD	975	16,005	—
GSCO-OT	07/2014	INR	127,200	USD	2,077	56,241	—
GSCO-OT	08/2014	NOK	27,770	USD	4,508	124,173	—
GSCO-OT	08/2014	NZD	1,875	USD	1,528	54,721	—
GSCO-OT	08/2014	SEK	19,450	USD	2,956	—	53,045
GSCO-OT	01/2015	USD	1,909	BRL	4,570	—	8,059
GSCO-OT	07/2014	USD	4,117	CHF	3,740	—	60,837
GSCO-OT	08/2014	USD	918	COP	1,891,000	—	72,786
GSCO-OT	08/2014	USD	6,088	KRW	6,529,000	—	288,767
GSCO-OT	08/2014	USD	872	MXN	11,700	—	33,047
GSCO-OT	08/2014	USD	3,022	NOK	18,210	—	15,741
JPM	08/2014	HUF	220,000	USD	956	30,998	—
JPM	07/2014	INR	138,500	USD	2,202	120,788	—
JPM	07/2014	KRW	2,219,000	USD	2,120	49,982	—
JPM	07/2014	MYR	3,855	USD	1,176	18,519	—
JPM	08/2014	PLN	4,760	USD	1,534	27,557	—
JPM	08/2014	TRY	1,320	USD	566	52,937	—
JPM	01/2015	USD	1,694	CAD	1,880	—	29,706
JPM	08/2014	USD	957	HUF	220,000	—	30,423
JPM	08/2014	USD	1,248	MYR	4,115	—	26,118
JPM	08/2014	USD	24	SGD	30	—	302
MSCO	07/2014	USD	1,498	INR	88,900	7,234	—
MSCO	08/2014	USD	786	JPY	80,000	—	677
MSCO	08/2014	USD	1,484	NOK	8,890	946	—
MSCO	08/2014	USD	1,524	NZD	1,860	—	45,560
RBS	08/2014	USD	3,055	CAD	3,390	—	66,084
RBS	01/2015	USD	1,682	EUR	1,215	25,551	—

15      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
RBS	08/2014	USD	123	GBP	75	$—	$2,785
RBS	08/2014	USD	2,229	NOK	13,280	14,028	—

Total Unrealized Appreciation and Depreciation						$1,681,848	$1,408,819

Over-the-Counter Options Written at May 30, 2014
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
MXN Currency Call	JPM	MXN	12.500	7/29/14	MXN	(93,150,000)	$14,121	$(10,805)
NZD Currency Call	CITNA-B	USD	0.850	6/10/14	NZD	(7,690,000)	56,933	(24,562)
NZD Currency Put	CITNA-B	USD	0.850	6/10/14	NZD	(7,690,000)	14,217	(42,041)

Total Over-the-Counter Options Written							$85,271	$(77,408)

Glossary:

Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol

16      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See accompanying Notes to Consolidated Financial Statements.

17      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES May 30, 2014[1]

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $44,525,619)	$45,141,548
Affiliated companies (cost $2,413,329)	2,413,329

47,554,877

Cash	1,987,896

Cash used for collateral on OTC derivatives	370,000

Unrealized appreciation on foreign currency exchange contracts	1,681,848

Receivables and other assets:
Interest and dividends	302,798
Expense waivers/reimbursements due from manager	19,280
Shares of beneficial interest sold	17,987
Other	481

Total assets	51,935,167

Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,408,819

Options written, at value (premiums received $85,271)	77,408

Payables and other liabilities:
Shares of beneficial interest redeemed	83,591
Legal, auditing and other professional fees	63,650
Shareholder communications	17,135
Distribution and service plan fees	1,503
Investments purchased	171
Other	29,305

Total liabilities	1,681,582

Net Assets	$50,253,585

Composition of Net Assets
Par value of shares of beneficial interest	$3,578

Additional paid-in capital	50,355,522

Accumulated net investment loss	(889,194)

Accumulated net realized loss on investments and foreign currency transactions	(117,414)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	901,093

Net Assets	$50,253,585

18      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $12,622,585 and 903,158 shares of beneficial interest outstanding)	$13.97
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$14.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $1,795,538 and 131,427 shares of beneficial interest outstanding)	$13.65

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $35,228,584 and 2,500,055 shares of beneficial interest outstanding)	$14.09

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $157,375 and 11,334 shares of beneficial interest outstanding)	$13.88

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $449,503 and 32,016 shares of beneficial interest outstanding)	$14.03

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

See accompanying Notes to Consolidated Financial Statements.

19      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended May 30, 2014[1]

Investment Income
Interest (net of foreign withholding tax of $12,380)	$482,221

Dividends:
Unaffiliated companies	1,452
Affiliated companies	8,784

Other income	341

Total investment income	492,798

Expenses
Management fees	332,292

Distribution and service plan fees:
Class A	10,853
Class C	21,434
Class N	870

Transfer and shareholder servicing agent fees:
Class A	25,218
Class C	7,266
Class I	9,506
Class N	561
Class Y	1,093

Shareholder communications:
Class A	17,784
Class C	12,337
Class I	151
Class N	941
Class Y	2,373

Legal, auditing and other professional fees	65,354

Custodian fees and expenses	58,411

Trustees’ compensation	31,558

Other	19,644

Total expenses	617,646
Less waivers and reimbursements of expenses	(101,339)

Net expenses	516,307
Net Investment Loss	(23,509)

20      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(435,226)
Closing and expiration of option contracts written	881,803
Foreign currency transactions	(1,990,084)

Net realized loss	(1,543,507)

Net change in unrealized appreciation/depreciation on:
Investments	(88,608)
Translation of assets and liabilities denominated in foreign currencies	2,153,925
Option contracts written	98,839

Net change in unrealized appreciation/depreciation	2,164,156

Net Increase in Net Assets Resulting from Operations	$597,140

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 30, 2014[1]	Year Ended May 31, 2013
Operations
Net investment income (loss)	$(23,509)	$23,208

Net realized loss	(1,543,507)	(679,526)

Net change in unrealized appreciation/depreciation	2,164,156	(640,297)

Net increase (decrease) in net assets resulting from operations	597,140	(1,296,615)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,146,119)	(1,812,248)
Class C	(767,144)	(954,360)
Class I	4,593,648	30,657,863
Class N	(58,667)	(30,991)
Class Y	(596,451)	(1,221,321)

	25,267	26,638,943
Net Assets
Total increase	622,407	25,342,328

Beginning of period	49,631,178	24,288,850

End of period (including accumulated net investment loss of $889,194 and $535,807, respectively)	$50,253,585	$49,631,178

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$13.84	$14.03	$15.95	$15.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	0.02	0.02	(0.01)
Net realized and unrealized gain (loss)	0.16	(0.21)	(1.62)	1.49

Total from investment operations	0.13	(0.19)	(1.60)	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.32)	(0.53)

Net asset value, end of period	$13.97	$13.84	$14.03	$15.95

Total Return, at Net Asset Value[4]	0.94%	(1.28)%	(10.16)%	10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,623	$15,638	$17,644	$17,787

Average net assets (in thousands)	$14,421	$17,273	$18,992	$13,239

Ratios to average net assets:[5]
Net investment income (loss)	(0.22)%	0.12%	0.13%	(0.08)%
Total expenses[6]	1.41%	1.60%	1.40%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.18%	1.10%	1.10%

Portfolio turnover rate	0%	27%	0%	0%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	1.43%
Year Ended May 31, 2013	1.62%
Year Ended May 31, 2012	1.41%
Period Ended May 31, 2011	1.46%

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$13.63	$13.92	$15.86	$15.00

Income (loss) from investment operations:
Net investment loss[3]	(0.13)	(0.09)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.15	(0.20)	(1.61)	1.47

Total from investment operations	0.02	(0.29)	(1.70)	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.24)	(0.50)

Net asset value, end of period	$13.65	$13.63	$13.92	$15.86

Total Return, at Net Asset Value[4]	0.15%	(2.08)%	(10.74)%	9.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,796	$2,567	$3,558	$2,586

Average net assets (in thousands)	$2,143	$3,081	$3,728	$1,074

Ratios to average net assets:[5]
Net investment loss	(0.98)%	(0.61)%	(0.62)%	(0.80)%
Total expenses[6]	2.95%	3.01%	2.61%	2.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	1.92%	1.85%	1.85%

Portfolio turnover rate	0%	27%	0%	0%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	2.97%
Year Ended May 31, 2013	3.03%
Year Ended May 31, 2012	2.62%
Period Ended May 31, 2011	2.74%

See accompanying Notes to Consolidated Financial Statements.

24      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class I	Year Ended May 30, 2014[1]	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$13.91	$14.63

Income (loss) from investment operations:
Net investment income[3]	0.01	0.01
Net realized and unrealized gain (loss)	0.17	(0.73)

Total from investment operations	0.18	(0.72)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00

Net asset value, end of period	$14.09	$13.91

Total Return, at Net Asset Value[4]	1.29%	(4.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,229	$30,173

Average net assets (in thousands)	$31,640	$2,224

Ratios to average net assets:[5]
Net investment income	0.09%	0.19%
Total expenses[6]	1.07%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.94%

Portfolio turnover rate	0%	27%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	1.09%
Period Ended May 31, 2013	1.08%

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class N	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$13.78	$14.01	$15.92	$15.00

Income (loss) from investment operations:
Net investment loss[3]	(0.06)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	0.16	(0.21)	(1.60)	1.49

Total from investment operations	0.10	(0.23)	(1.62)	1.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.29)	(0.52)

Net asset value, end of period	$13.88	$13.78	$14.01	$15.92

Total Return, at Net Asset Value[4]	0.73%	(1.57)%	(10.32)%	9.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157	$215	$249	$334

Average net assets (in thousands)	$179	$231	$332	$86

Ratios to average net assets:[5]
Net investment loss	(0.47)%	(0.13)%	(0.13)%	(0.32)%
Total expenses[6]	2.36%	2.27%	2.13%	2.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.43%	1.35%	1.35%

Portfolio turnover rate	0%	27%	0%	0%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	2.38%
Year Ended May 31, 2013	2.29%
Year Ended May 31, 2012	2.14%
Period Ended May 31, 2011	2.73%

See accompanying Notes to Consolidated Financial Statements.

26      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class Y	Year Ended May 30, 2014[1]		Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$13.87		$14.06	$15.97	$15.00

Income (loss) from investment operations:
Net investment income[3]	0.00	[4]	0.02	0.06	0.03
Net realized and unrealized gain (loss)	0.16		(0.21)	(1.63)	1.47

Total from investment operations	0.16		(0.19)	(1.57)	1.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		0.00	(0.34)	(0.53)

Net asset value, end of period	$14.03		$13.87	$14.06	$15.97

Total Return, at Net Asset Value[5]	1.15%		(1.28)%	(9.93)%	10.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$449		$1,038	$2,838	$2,028

Average net assets (in thousands)	$648		$12,696	$3,377	$845

Ratios to average net assets:[6]
Net investment income	0.00[7]%		0.15%	0.37%	0.20%
Total expenses[8]	1.56%		1.15%	1.33%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%		0.98%	0.85%	0.85%

Portfolio turnover rate	0%		27%	0%	0%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	1.58%
Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.34%
Period Ended May 31, 2011	1.49%

See accompanying Notes to Consolidated Financial Statements.

27      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS May 30, 2014

1. Significant Accounting Policies

Oppenheimer Currency Opportunities Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of May 30, 2014, approximately 87% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. As of July 1, 2014, Class N shares will be renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fund Liquidation. On May 16, 2014, the Fund’s Board of Trustees, upon the recommendation of the Fund’s Manager, approved a plan to liquidate the Fund (the “Liquidation”). The Liquidation is scheduled to take place on or about August 1, 2014 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such

28      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Currency Opportunities Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 30, 2014, the Fund owned 10,000 shares with a market value of $1,961,221.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received

29      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be

30      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$—	$774,126

1. As of May 30, 2014, the Fund elected to defer $621,965 of late year ordinary losses.

2. During the fiscal year ended May 30, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended May 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$1,213,630	$329,878	$1,543,508

No distributions were paid during the years ended May 31, 2014 and May 31, 2013.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$46,938,948
Federal tax cost of other investments	41,696

Total federal tax cost	$46,980,644

Gross unrealized appreciation	$2,553,746
Gross unrealized depreciation	(1,779,620)

Net unrealized appreciation	$774,126

31      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

32      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

33      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

34      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

2. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

35      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$24,822,120	$—	$24,822,120
Short-Term Notes	—	20,209,104	—	20,209,104
Over-the-Counter Options Purchased	—	110,324	—	110,324
Investment Company	2,413,329	—	—	2,413,329

Total Investments, at Value	2,413,329	45,141,548	—	47,554,877
Other Financial Instruments:
Foreign currency exchange contracts	—	1,681,848	—	1,681,848

Total Assets	$2,413,329	$46,823,396	$—	$49,236,725

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(77,408)	$—	$(77,408)
Foreign currency exchange contracts	—	(1,408,819)	—	(1,408,819)

Total Liabilities	$—	$(1,486,227)	$—	$(1,486,227)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 30, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	47,017	$648,324	166,935	$2,398,095
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(274,172)	(3,794,443)	(294,312)	(4,210,343)

Net decrease	(227,155)	$(3,146,119)	(127,377)	$(1,812,248)

Class C
Sold	30,917	$417,876	81,189	$1,156,921
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(87,824)	(1,185,020)	(148,440)	(2,111,281)

Net decrease	(56,907)	$(767,144)	(67,251)	$(954,360)

36      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended May 30, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount

Class I
Sold	981,391	$13,675,192	2,178,847	$30,786,413
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(651,101)	(9,081,544)	(9,082)	(128,550)

Net increase	330,290	$4,593,648	2,169,765	$30,657,863

Class N
Sold	2,318	$31,804	3,369	$47,902
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(6,621)	(90,471)	(5,517)	(78,893)

Net decrease	(4,303)	$(58,667)	(2,148)	$(30,991)

Class Y
Sold	3,761	$51,809	2,106,458	$30,352,042
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(46,615)	(648,260)	(2,233,364)	(31,573,363)

Net decrease	(42,854)	$(596,451)	(126,906)	$(1,221,321)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$14,227,008	$—

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.65%
Next $500 million	0.62
Next $4 billion	0.60
Over $5 billion	0.55

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

37      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its

38      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$69,424
Class N	7,453

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

May 30, 2014	$986	$—	$933	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the year ended May 30, 2014, this waiver reduced the Fund’s management fee by $13,007.

The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.10% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I, 1.35% for Class N shares and 0.85% for Class Y shares. During the year ended May 30, 2014, the Manager reimbursed the Fund $20,369, $18,161, $33,702, $1,438 and $3,490 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended May 30, 2014, the Manager waived fees and/or reimbursed the Fund $9,265 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

39      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates (Continued)

During the year ended May 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$18
Class C	1,791
Class N	75
Class Y	23

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

40      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

41      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended May 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $85,124,820 and $75,799,825, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 30, 2014, the Fund had an ending monthly average market value of $215,898 and $349,701 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities.

42      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 30, 2014, the Fund had an ending monthly average market value of $182,886 and $248,670 on written call options and written put options, respectively. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended May 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of May 31, 2013	261,680,000	$182,716	654,912,000	$242,868
Options written	3,027,308,000	1,455,400	34,152,978,000	1,637,938
Options closed or expired	(1,679,389,000)	(718,428)	(11,323,981,000)	(549,087)
Options exercised	(1,508,759,000)	(848,634)	(23,476,219,000)	(1,317,502)

Options outstanding as of May 30, 2014	100,840,000	$71,054	7,690,000	$14,217

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

43      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 30, 2014, the Fund has required certain counterparties to post collateral of $1,897,595.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin

44      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at May 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$616,362	$(94,917)	$(521,445)	$—	$—
Barclays Bank plc	261,197	(183,857)	—	—	77,340
BNP Paribas	16,884	(16,884)	—	—	—
Citibank NA	178,835	(178,835)	—	—	—
Deutsche Bank AG	7,645	(7,645)	—	—	—
Goldman Sachs Bank USA	252,385	(252,385)	—	—	—
Goldman Sachs Group, Inc. (The)	280	—	—	—	280
JPMorgan Chase Bank NA	410,825	(97,354)	(313,471)	—	—
Morgan Stanley Capital Services, Inc.	8,180	(8,180)	—	—	—
Royal Bank of Scotland plc (The)	39,579	(39,579)	—	—	—

	$1,792,172	$(879,636)	$(834,916)	$—	$77,620

45      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at May 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(94,917)	$94,917	$—	$—	$—
Barclays Bank plc	(183,857)	183,857	—	—	—
BNP Paribas	(55,282)	16,884	—	—	(38,398)
Citibank NA	(181,443)	178,835	—	—	(2,608)
Deutsche Bank AG	(141,271)	7,645	—	110,000	(23,626)
Goldman Sachs Bank USA	(616,997)	252,385	—	260,000	(104,612)
JPMorgan Chase Bank NA	(97,354)	97,354	—	—	—
Morgan Stanley Capital Services, Inc.	(46,237)	8,180	—	—	(38,057)
Royal Bank of Scotland plc (The)	(68,869)	39,579	—	—	(29,290)

	$(1,486,227)	$879,636	$—	$370,000	$(236,591)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of May 30, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,681,848		Unrealized depreciation on foreign currency exchange contracts	$1,408,819
Foreign exchange contracts	Investments, at value	110,324	*	Options written, at value	77,408

Total		$1,792,172			$1,486,227

*Amounts relate to purchased option contracts and purchased swaption contracts.

46      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Foreign currency transactions	Total

Foreign exchange contracts	$(610,206)	$881,803	$(774,946)	$(503,349)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Total

Foreign exchange contracts	$(114,903)	$98,839	$525,513	$509,449

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by

47      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Continued

7. Pending Litigation (Continued)

an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

48      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Currency Opportunities Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Currency Opportunities Fund and the subsidiary, including the consolidated statement of investments, as of May 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended and the period from June 30, 2010 (commencement of operations) to May 31, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Currency Opportunities Fund and the subsidiary as of May 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

As disclosed in note 1 to the consolidated financial statements, the Board of Trustees of the Fund approved a plan to liquidate the Fund.

KPMG LLP

Denver, Colorado

July 21, 2014

49      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has

52      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Richard F. Grabish, Continued	served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. de Longis, Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Alessio de Longis, Vice President (since 2010) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010). An Assistant Vice President and Senior Research Analyst of the Sub-Adviser (February 2004-June 2010) and has been a Research Analyst for all the Funds managed by the international investment team. A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and

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Brian W. Wixted, Continued	OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1365.001.0514 July 25, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $32,400 in fiscal 2014 and $31,700 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $871,571 in fiscal 2014 and $508,480 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,917 in fiscal 2014 and $307,163 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,258,488 in fiscal 2014 and $845,643 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2014